Impact of the COVID-19	12 Months Ended
Dec. 31, 2020
Impact of the COVID-19
Impact of the COVID-19

23.Imapct of the COVID-19

Following temporary closure in early 2020 caused by the outbreak of novel Coronavirus ("COVID-19"), the majority of the Group's third-party manufacturers, suppliers and other service partners have gradually resumed normal operations since the second quarter of 2020. Currently, the Group's manufacturing plants gradually recovered its production capacity, and the Group has not experienced significant supply chain constraints nor significant increases in supply costs as a result of the pandemic.

Given the uncertainty in the rapid changing market and economic conditions related to the COVID-19 pandemic globally, the Company will pay close attention to the development of the COVID-19 outbreak and continue to evaluate the nature and extent of the impact to the Group's financial condition.